POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 20th day of May, 1999.




                                          Eugene R. McGrath
                                          Eugene R. McGrath

                              POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of May, 1999.




                                Joan S. Freilich
                                Joan S. Freilich

                              POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of May, 1999.




                                Hyman Schoenblum
                                Hyman Schoenblum

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of May, 1999.




                                E. Virgil Conway
                                E. Virgil Conway

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 1999.




                                 Gordon J. Davis
                                 Gordon J. Davis

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 1999.




                                  Ruth M. Davis
                                  Ruth M. Davis

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 1999.




                                 Ellen V. Futter
                                 Ellen V. Futter

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 1999.




                                          Sally Hernandez-Pinero
                                          Sally Hernandez-Pinero

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 1999.




                                 Peter W. Likins
                                 Peter W. Likins

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S. Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 1999.



                                          Robert G. Schwartz
                                          Robert G. Schwartz

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 24th day of May, 1999.



                                Richard A. Voell
                                Richard A. Voell

                              POWER OF ATTORNEY



The undersigned hereby constitutes and appoints Eugene R. McGrath, Joan S Freilich, Hyman Schoenblum and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorney-in-fact and agent for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Trustee or Officer or both, as the case may be, of Consolidated Edison Company of New York, Inc. ("Con Edison") to sign the Registration Statement on Form S-3 to be filed by Con Edison with the Securities and Exchange Commission for the registration under the Securities Act of 1933 of not to exceed $500 million of debt obligations of Con Edison, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument, this 25th day of May, 1999.



                                 Stephen R. Volk
                                 Stephen R. Volk